UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549-1004

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) April 24, 2009

GENERAL MOTORS CORPORATION

(Exact Name of Registrant as Specified in its Charter)

DELAWARE	38-0572515
(State or other jurisdiction of incorporation)	(I.R.S. Employer Identification No.)

300 Renaissance Center, Detroit, Michigan	48265-3000
(Address of Principal Executive Offices)	(Zip Code)

(313) 556-5000

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17-CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01	Other Events

On April 24, 2009, General Motors Corporation (“GM”) communicated to its employees who participate in the Savings-Stock Purchase Program or the Personal Savings Plan that all shares of GM common stock held in the General Motors $1-2/3 Par Value Common Stock Fund (the “Fund”) were sold via a selling program conducted by State Street Bank and Trust Company (the “Trustee”), the investment manager and independent fiduciary of the Fund. The Trustee made the determination to sell the GM stock in its capacity as independent fiduciary for reasons set forth in the communication. The selling program began on March 31, 2009 and was completed on April 24, 2009. The communication is attached as Exhibit 99.1.

Number	Description
99.1	Important Information about the GM Common Stock Fund Concerning Two Employee Benefit Plans dated April 24, 2009

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GENERAL MOTORS CORPORATION (Registrant)

Date: April 24, 2009	By:	/s/ NICK S. CYPRUS
Nick S. Cyprus,
Controller and Chief Accounting Officer